Debt	9 Months Ended
Sep. 30, 2020
Debt
Debt

8. Debt

Term Loan—In June 2018, the Company entered into a $20 million term loan for 36 months. The loan provided $10 million immediately funded with the additional $10 million available to be drawn in up to three draws of not less than $2 million for 12 months from close of the facility. The loan is interest‑only for the full 36 months with the principal due at maturity in June 2021. Interest is calculated using the Wall Street Journal Prime rate minus 0.5%, payable monthly in arrears (4.75% at December 31, 2019 and 3.25% at September 30, 2020). The loan contains a cash trigger. If the Company’s cash and investments fall below $30 million, cash equal to the total amount of the outstanding debt is required to be placed in a restricted money market account. The loan also contains reporting requirements and gives the lender first priority lien on all assets.

The outstanding amount as of September 30, 2020 and December 31, 2019 was $10 million and $10 million, respectively. The $10 million is due to be paid in June 2021.

Deferred Financing Costs—In connection with the above borrowings, the Company incurred $0.06 million of expenses, which have been recorded as deferred financing costs. The Company amortizes these costs over the life of the borrowing. During the nine months ended September 30, 2020 and 2019, the Company recorded $0.01 million and $0.01 million respectively, of interest expense related to the amortization of the financing costs. As of September 30, 2020 and December 31, 2019, the remaining unamortized balance of deferred financing costs totaled $0.01 million and $0.03 million, respectively, and is included in long term debt, net of deferred financing costs in the condensed consolidated balance sheets.